UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2007



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)


            Delaware                  1-13817              11-2908692
         ---------------              -------              ----------
 (State or other jurisdiction of     Commission          (I.R.S. Employer
 incorporation or organization)      File Number        Identification No.)



          7908 N. Sam Houston Parkway W.
                   5th Floor
                Houston, Texas                                77064
    ----------------------------------------                  -----
    (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 931-8884


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     On August 6, 2007 the Company issued a press release announcing its financial results for its second quarter and six months ended June 30, 2007. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

     The Company's press release announcing its financial results for its second quarter and six months ended June 30, 2007 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.


Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

              99.1   Press Release dated August 6, 2007



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOOTS & COOTS INTERNATIONAL WELL
                                          CONTROL, INC.



Date: August 6, 2007                     By: /s/ Gabriel Aldape
                                             ------------------
                                                 Gabriel Aldape
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

     Item        Exhibit
     ----        -------

     99.1        Press Release dated August 6, 2007.